UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2007

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its meeting held April 24, 2007, the board of directors of Coca-Cola Enterprises Inc. elected Curtis R. Welling and Thomas H. Johnson to the board.

Mr. Welling was elected for a term expiring at the annual meeting of shareowners in 2008. He was appointed to the Human Resources and Compensation, Affiliated Transaction, and Corporate Responsibility and Sustainability committees of the board.

Mr. Johnson was elected for a term expiring at the annual meeting of shareowners in 2009. He was appointed to the Audit, Finance, and Governance and Nominating committees of the board.

At the annual meeting of shareowners also held on April 24, 2007 Gary P. Fayard, Marvin J. Herb, L. Phillip Humann, and Paula R. Reynolds were re-elected to the board of directors, for terms expiring at the 2010 annual meeting of shareowners.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: April 27, 2007	By: /S/ JOHN J. CULHANE John J. Culhane Executive Vice President General Counsel